Rule 497(e)
                                                     Rule 482 ad


                          PINNACLE FUND

             Average annual returns through 12-31-95

               35.4%         13.9%          13.8%
              1 YEAR         5 YEAR         SINCE
                                          INCEPTION
                                           3-6-85

Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Call for the Fund's free prospectus, which has more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

                           managed by

     Heartland Capital Management, Inc.
     Investment Advisors


   36 South Pennsylvania . Suite 610 . Indianapolis, IN  46204
           PH (317)633-4080 . FAX (317)633-4002